As filed with the Securities and Exchange Commission on July 5, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	6
FINANCIAL STATEMENTS	10
FINANCIAL HIGHLIGHTS/PER SHARE DATA	22
Distribution Reinvestment Plan	24
Directory	27
Proxy Voting Policies and Procedures	28
Quarterly Portfolio Schedule	28
Privacy Notice	Located after the Fund's Report

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six months ended April 30, 2013. The report includes portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts ("REITs") and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 20.03% total return on a net asset value ("NAV") basis for the six months ended April 30, 2013 and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 18.81% return for the period. The Fund's use of leverage was a positive contributor to performance during the reporting period.

While the real estate investment trust ("REIT") market was volatile at times, it generated strong results during the reporting period. Investors faced a number of uncertainties, including the potential impact of the fiscal cliff and sequestration. Mixed economic data and ongoing geopolitical issues impacted investor sentiment as well. Despite these challenges and periodic flights to quality, REITs generally rallied sharply. Overall, REITs were supported by improving fundamentals, ready access to capital and strong demand given investors' interest in dividend-paying securities.

We made several adjustments to the portfolio during the reporting period. We continued to increase the Fund's exposure to REIT common shares and reduce its weighting in REIT preferred shares. The rationale for a greater allocation to REIT common stock is driven by our anticipation of rising growth in the level of REIT common stock distributions versus a more stable level for REIT preferred distributions. However, we maintained approximately a third of the portfolio's total assets in REIT preferred shares in an attempt to achieve the Fund's dual objective of income generation and price appreciation. From a sector perspective, we increased the Fund's common stock allocation to Industrials. Conversely, we pared the Fund's exposures to Regional Malls.

Looking ahead, we have a positive intermediate- and long-term outlook for the REIT market. REIT fundamentals gradually improved during the reporting period, and we feel this trend could continue as the year progresses. In particular, we think that many REITs are poised to experience further cash flow growth and increase their dividends. It is also our belief that supply and demand technicals will be supportive of the overall REIT market. In particular, we anticipate new commercial real estate supply will be relatively constrained, while demand for commercial real estate should remain positive as the economy modestly expands. Finally, we believe we will see additional acquisition and development activity from well-capitalized REITs in 2013.

While we believe the REIT market's intermediate- and long-term prospects are bright, there could be several challenges on the short-term horizon. The impact of sequester budget cuts on the overall economy are as yet unknown. In addition, macro issues, such as the ongoing European sovereign debt crisis, could negatively impact investor sentiment. Against this backdrop, periods of short-term market volatility could occur.

Sincerely,

STEVE SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund as well as the market value of Fund shares may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL

Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION

(as a % of Total Investments)
Apartments	5.0%
Diversified	7.6
Health Care	14.3
Industrial	6.1
Lodging/Resorts	6.3
Manufactured Homes	0.9
Mixed	1.1
Mortgage Commercial Financing	10.5
Mortgage Home Financing	1.3
Office	12.1
Regional Malls	13.9
Self Storage	5.1
Shopping Centers	11.3
Timber	1.8
Short-Term Investments	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	5 Years	Life of Fund
At NAV[1]	10/28/2003	20.03%	26.11%	-0.34%	3.86%
At Market Price[2]	10/28/2003	21.03%	29.02%	-1.90%	2.09%
Index
FTSE NAREIT All Equity REITs Index[3]		18.81%	21.28%	7.20%	11.29%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

Endnotes

1  Returns based on the NAV of the Fund.

2  Returns based on the market price of Fund shares on the NYSE MKT.

3  Please see "Description of Index" starting on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Management at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

FTSE NAREIT All Equity REITs Index:

An unmanaged free floating adjusted market capitalization weighted index that tracks the performance of all equity real estate investment trusts (REITs) currently listed on the New York Stock Exchange, the NYSE MKT or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and includes reinvestment of all income dividends and distributions, if any. The Fund may invest in securities not included in the index and/or may not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Ventas, Inc.	7.3%
2	CBL & Associates Properties, Inc.	5.6%
3	Starwood Property Trust, Inc.	4.7%
4	Macerich Co.	4.4%
5	ProLogis, Inc.	4.3%
6	Sovran Self Storage, Inc.	4.1%
7	HCP, Inc.	3.9%
8	Highwoods Properties, Inc.	3.8%
9	iStar Financial, Inc.	3.6%
10	OMEGA Healthcare Investors, Inc.	3.5%
NUMBER OF SHARES		VALUE†
Common Stocks (89.2%)
Apartments (6.6%)
56,900	AvalonBay Communities, Inc.	$7,569,976
43,200	Essex Property Trust, Inc.	6,784,560
117,501	Mid-America Apartment Communities, Inc.	8,075,844
		22,430,380
Commercial Financing (6.9%)
409,423	Apollo Commercial Real Estate Finance, Inc.	7,263,164
583,100	Starwood Property Trust, Inc.	16,029,419
		23,292,583
Diversified (6.4%)
65,600	American Assets Trust, Inc.	2,214,656
164,586	Digital Realty Trust, Inc.	11,606,605
125,265	Entertainment Properties Trust	7,082,483
7,700	Vornado Realty Trust	674,212
		21,577,956
Health Care (18.7%)
248,600	HCP, Inc.	13,250,380
121,450	Health Care REIT, Inc.	9,105,106
100,000	LTC Properties, Inc.	4,650,000
359,700	OMEGA Healthcare Investors, Inc.	11,823,339
309,552	Ventas, Inc.	24,649,626
		63,478,451
Home Financing (1.8%)
376,500	Annaly Capital Management, Inc.	6,001,410
Industrial (7.1%)
153,722	EastGroup Properties, Inc.	9,695,247
346,036	ProLogis, Inc.	14,516,210
		24,211,457
Lodging/Resorts (1.4%)
203,800	RLJ Lodging Trust	4,695,552
NUMBER OF SHARES		VALUE†
Mixed (1.4%)
112,900	Liberty Property Trust	$4,853,571
Office (5.9%)
46,000	Boston Properties, Inc.	5,033,780
168,700	Corporate Office Properties Trust	4,890,613
133,180	Highwoods Properties, Inc.	5,464,375
224,500	Piedmont Office Realty Trust, Inc. Class A	4,606,740
		19,995,508
Real Estate Management & Development (3.0%)
553,100	Brookfield Office Properties, Inc.	10,182,571
Regional Malls (9.8%)
195,500	CBL & Associates Properties, Inc.	4,719,370
210,378	Macerich Co.	14,736,979
47,061	Simon Property Group, Inc.	8,380,152
431,200	Westfield Group	5,207,843
		33,044,344
Self Storage (6.7%)
54,200	Public Storage	8,943,000
200,865	Sovran Self Storage, Inc.	13,779,339
		22,722,339
Shopping Centers (11.1%)
171,100	Equity One, Inc.	4,361,339
42,300	Federal Realty Investment Trust	4,949,523
199,000	Kimco Realty Corp.	4,732,220
95,000	Regency Centers Corp.	5,344,700
232,270	Tanger Factory Outlet Centers	8,621,862
425,693	Urstadt Biddle Properties, Inc. Class A	9,480,183
		37,489,827
Timber (2.4%)
135,500	Rayonier, Inc.	8,051,410
	Total Common Stocks (Cost $191,705,536)	302,027,359

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited) cont'd

NUMBER OF SHARES		VALUE†
Preferred Stocks (38.1%)
Commercial Financing (6.8%)
131,915	iStar Financial, Inc., Ser. E, 7.88%	$3,192,343
185,000	iStar Financial, Inc., Ser. G, 7.65%	4,451,100
185,000	iStar Financial, Inc., Ser. I, 7.50%	4,428,900
444,484	NorthStar Realty Finance Corp., Ser. B, 8.25%	11,165,438
		23,237,781
Diversified (3.5%)
160,600	Cousins Properties, Inc., Ser. B, 7.50%	4,047,120
302,000	DuPont Fabros Technology, Inc., Ser. A, 7.88%	7,978,840
		12,025,960
Industrial (0.8%)
100,000	Terreno Realty Corp., Ser. A, 7.75%	2,665,000
Lodging/Resorts (6.6%)
370,000	Ashford Hospitality Trust, Inc., Ser. D, 8.45%	9,398,000
185,800	Eagle Hospitality Properties, Inc., Ser. A, 8.25%	929	*
35,905	LaSalle Hotel Properties, Ser. G, 7.25%	901,216
250,000	Pebblebrook Hotel Trust, Ser. A, 7.88%	6,625,000
200,000	Sunstone Hotel Investors, Inc., Ser. D, 8.00%	5,304,000
		22,229,145
Manufactured Homes (1.1%)
150,000	Equity Lifestyle Properties, Inc., Ser. C, 6.75%	3,880,500
Office (7.0%)
200,000	Corporate Office Properties Trust, Ser. L, 7.38%	5,400,000
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,503,750
175,000	Kilroy Realty Corp., Ser. H, 6.38%	4,501,000
240,000	SL Green Realty Corp., Ser. I, 6.50%	6,211,200
		23,615,950
NUMBER OF SHARES		VALUE†
Regional Malls (8.5%)
398,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	$10,113,561
165,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	4,290,000
255,816	Glimcher Realty Trust, Ser. G, 8.13%	6,472,145
100,000	Glimcher Realty Trust, Ser. H, 7.50%	2,612,000
200,000	Taubman Centers, Inc., Ser. J, 6.50%	5,218,000
		28,705,706
Shopping Centers (3.8%)
150,000	Cedar Realty Trust, Inc., Ser. B, 7.25%	3,931,500
250,000	DDR Corp., Ser. K, 6.25%	6,207,500	*
99,000	Saul Centers, Inc., Ser. C, 6.88%	2,613,600
		12,752,600
	Total Preferred Stocks (Cost $120,557,387)	129,112,642
Short-Term Investments (3.6%)
12,167,347	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12,167,347)	12,167,347
	Total Investments (130.9%) (Cost $324,430,270)	443,307,348	##
	Liabilities, less cash, receivables and other assets [(23.5%)]	(79,622,952)
	Liquidation Value of Mandatory Redeemable Preferred Shares [(7.4%)]	(25,000,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$338,684,396

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund's investments in interest rate swap contracts is determined by Management by obtaining valuations from independent pricing services which consist of references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs). The value of the Fund's investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) cont'd

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2013:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$302,027,359	$—	$—	$302,027,359
Preferred Stocks
Office	16,112,200	7,503,750	—	23,615,950
Other Preferred Stocks^	105,496,692	—	—	105,496,692
Total Preferred Stocks	121,608,892	7,503,750	—	129,112,642
Short-Term Investments	—	12,167,347	—	12,167,347
Total Investments	$423,636,251	$19,671,097	$—	$443,307,348

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended April 30, 2013.

##  At April 30, 2013, the cost of investments for U.S. federal income tax purposes was $327,007,099. Gross unrealized appreciation of investments was $120,785,270 and gross unrealized depreciation of investments was $4,485,021 resulting in net unrealized appreciation of $116,300,249 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
April 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$443,307,348
Dividends and interest receivable	416,259
Deferred organization cost	646,804
Prepaid expenses and other assets	10,238
Total Assets	444,380,649
Liabilities
Loans payable (Note A-9)	80,000,000
Mandatory Redeemable Preferred Shares Series A ($25,000 liquidation value per share; 1,000 shares outstanding) (Note A-9)	25,000,000
Due to custodian	2,214
Distributions payable—preferred shares	94,444
Distributions payable—common shares	57,369
Payable to investment manager (Note B)	214,298
Payable to administrator (Note B)	89,291
Interest payable (Note A-9)	87,075
Accrued expenses and other payables	151,562
Total Liabilities	105,696,253
Net Assets applicable to Common Shareholders	$338,684,396
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$644,332,875
Distributions in excess of net investment income	(2,387,674)
Accumulated net realized gains (losses) on investments	(422,137,883)
Net unrealized appreciation (depreciation) in value of investments	118,877,078
Net Assets applicable to Common Shareholders	$338,684,396
Common Shares Outstanding ($.0001 par value; 999,978,880 shares authorized)	55,787,846
Net Asset Value Per Common Share Outstanding	$6.07
*Cost of Investments	$324,430,270

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$9,120,529
Interest income—unaffiliated issuers	2,009
Foreign taxes withheld	(32,958)
Total income	$9,089,580
Expenses:
Investment management fees (Note B)	1,222,603
Administration fees (Note B)	509,418
Audit fees	25,382
Basic maintenance expense (Note A-15)	19,836
Custodian fees	48,521
Insurance expense	4,331
Legal fees	96,092
Shareholder reports	54,322
Stock exchange listing fees	1,391
Stock transfer agent fees	11,468
Interest expense (Note A-9)	606,067
Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A-9)	567,780
Directors' fees and expenses	21,350
Miscellaneous	28,064
Total expenses	3,216,625
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	3,216,624
Net investment income (loss)	$5,872,956
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,843,564
Foreign currency	(1,412)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	45,867,075
Net gain (loss) on investments	50,709,227
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$56,582,183

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES INCOME FUND
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$5,872,956	$9,064,551
Net realized gain (loss) on investments	4,842,152	9,195,719
Change in net unrealized appreciation (depreciation) of investments	45,867,075	38,475,385
Distributions to Preferred Shareholders From (Note A-9):
Net investment income	—	(10,651)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	56,582,183	56,725,004
Distributions to Common Shareholders From (Note A-7):
Net investment income	(6,694,542)	(13,447,807)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with common tender offer (Note E)	—	(11,656,722)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	49,887,641	31,620,475
Net Assets Applicable to Common Shareholders:
Beginning of period	288,796,755	257,176,280
End of period	$338,684,396	$288,796,755
Distributions in excess of net investment income at end of period	$(2,387,674)	$(1,566,088)

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2013
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$56,582,183
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(13,253,560)
Proceeds from disposition of investment securities	24,249,786
Purchase/sale of short-term investment securities, net	(10,264,938)
Increase in dividends and interest receivable	(63,328)
Increase in prepaid expenses and other assets	49,705
Increase in accumulated unpaid dividends on Mandatory Redeemable Preferred Shares	5,554
Increase in interest payable	78,929
Increase in accrued expenses and other payables	104,422
Unrealized appreciation on securities	(45,867,075)
Net realized gain from investments	(4,843,564)
Net realized loss foreign currency	1,412
Net cash provided by operating activities	$6,779,526
Cash flows from financing activities:
Cash distributions paid on Common Shares	(6,697,596)
Net cash used in financing activities	(6,697,596)
Net increase (decrease) in cash	81,930
Cash:
Beginning balance	(84,144)
Ending balance	$(2,214)
Supplemental disclosure
Cash paid for interest	$527,138

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of April 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: income recognized on interest rate swaps, non-deductible restructuring costs, foreign currency gains and losses, distributions in excess of current earnings and the characterization of distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund. For the year ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(5,682,832)	$2,728,284	$2,954,548

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$13,558,458	$14,772,265	$—	$—	$—	$—	$13,558,458	$14,772,265

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$70,433,173	$(425,819,980)	$(149,313)	$(355,536,120)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, timing differences of wash sales, capital loss carryforwards and passive foreign investment company un-reversed inclusions.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring In:
2016	2017
$218,022,625	$207,797,355

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $11,562,277.

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund's distributions for the calendar year 2013 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-9.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2012, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2013, the Fund estimated these amounts for the period January 1, 2013 to April 30, 2013 within the financial statements since the 2013 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2012, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On April 30, 2013, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on May 31, 2013 to shareholders of record on May 15, 2013, with an ex-date of May 13, 2013. Subsequent to April 30, 2013, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on June 28, 2013 to shareholders of record on June 17, 2013, with an ex-date of June 13, 2013.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Financial leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

When the AMPS auctions resulted in a failed auction, the Fund paid distributions on its AMPS at the maximum rate. During the period from November 1, 2011 until June 6, 2012, in several auctions for Series A AMPS and Series H AMPS all orders received by the auction agent were "submitted hold orders" and the distribution rates determined by such auctions were set in accordance with the terms of the Articles Supplementary.

Except when the Fund declared a special rate period, distributions to preferred shareholders, which were cumulative, accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods.

During June 2012, the Fund redeemed its remaining 2 Series A, 7 Series B, 4 Series C, 10 Series D, 5 Series E, 15 Series F, 4 Series G and 10 Series H AMPS for a total redemption amount of $1,425,000. As of June 18, 2012, the Fund no longer had any AMPS outstanding.

On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares Series A (the "Preferred Shares") in a private placement with an aggregate liquidation preference of $25 million. Distributions are accrued daily and paid quarterly at a fixed rate. For financial reporting purposes only, the liquidation preference of the Preferred Shares is recognized as a liability in the Statement of Assets and Liabilities.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the Preferred Shares. The expenses are included in the "Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A-9)" that is reflected in the Statement of Operations.

The Fund is subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus accrued but unpaid distributions and certain expenses. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the Preferred Shares for two consecutive years.

The table below sets forth key terms of the preferred shares.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	9/26/17	4.00%	1,000	$25,000,000	$25,199,000

After September 26, 2014, the Fund may redeem Preferred Shares, in whole or in part, at its option after giving a minimum amount of notice to the Preferred Shareholders but will incur additional expenses if it chooses to do so.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). In September 2011, the Fund amended the Facility to reduce its commitment size to $135 million and extend its term. In February 2012 and again in August 2012, the Fund amended the Facility to extend its term. Under the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. The Fund pays a commitment fee in arrears based on the unused portion of the Facility. This fee is included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2013, there were $80 million in loans outstanding under the Facility.

10  Auction market preferred share tender offer: The Fund conducted a tender offer that commenced on March 1, 2011 and expired on April 5, 2011, for up to 100% of its outstanding AMPS at a price equal to 98% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer, on April 5, 2011, the Fund accepted 2,951 AMPS, representing 98% of its then outstanding AMPS. Final payment was made at $24,500 per share, representing 98% of the per share liquidation preference of $25,000, plus any unpaid dividends accrued through April 5, 2011. Because the tender offer price was less than the AMPS per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $1,475,500, which is reflected in the Financial Highlights under the caption "Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)."

11  Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

12  Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund may enter into interest rate swap transactions, with an institution that Management has determined is creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Facility. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. During the six months ended April 30, 2013, the Fund did not enter into any interest rate swap contracts.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

15  Arrangements with certain non-affiliated service providers: Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2013, the impact of this arrangement was a reduction of expenses of $1.

In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its Preferred Shares (AMPS prior to June 18, 2012) a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the Preferred Shares (AMPS prior to June 18, 2012). "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense (Note A-15)."

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares (AMPS prior to June 18, 2012) outstanding and borrowings under the Facility are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH common equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's common units as of January 1, 2014. NBSH has the opportunity to continue to acquire the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended April 30, 2013, there were purchase and sale transactions of long-term securities of $14,861,685 and $ 23,596,045, respectively.

During the six months ended April 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At April 30, 2013, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
55,787,846	—

Transactions in common shares for the six months ended April 30, 2013 and for the year ended October 31, 2012 were as follows:

	2013	2012
Redemption of Common Shares (Note E)	—	(2,936,202)
Net Increase (Decrease) in Common Shares Outstanding	—	(2,936,202)

Note E—Common Share Tender Offer Program:

In 2009, the Fund's Board authorized a semi-annual common share tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. The tender offer program ended in November 2011.

During the initial measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, the Fund accepted for purchase 3,424,642 common shares, representing approximately 5% of its then-outstanding common shares. Final payment was made at $3.00 per share, representing 98% of the NAV per share on October 16, 2009.

During the second measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced June 11, 2010 and expired July 9, 2010. Under the terms of the tender offer, on July 14, 2010, the Fund accepted for purchase 3,253,410 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.64 per share, representing 98% of the NAV per share on July 9, 2010.

During the third measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced December 20, 2010 and expired January 19, 2011. Under the terms of the tender offer, on January 25, 2011, the Fund accepted for purchase 3,090,739 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $4.29 per share, representing 98% of the NAV per share on January 19, 2011.

During the fourth and final measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV of greater than 10% and, therefore, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced October 31, 2011 and expired November 29, 2011. Under the terms of the tender offer, on December 5, 2011, the Fund accepted for purchase 2,936,202 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.97 per share, representing 98% of the NAV per share on November 29, 2011.

In connection with the Fund's adoption of the Tender Offer Program in 2009, Management agreed to voluntarily extend for one year the contractual fee waiver then in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers. The fee waiver has terminated. The Board retained the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believed could cause a material negative effect on the Fund or the Fund's shareholders.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively.

	Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009		2008
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$5.18		$4.38		$4.29		$2.98		$3.45		$16.17
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.11		.16		.20		.22		.19		1.00
Net Gains or Losses on Securities (both realized and unrealized)	.90		.88		.11		1.35		(.05)		(10.32)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	—		(.00)		(.01)		(.02)		(.02)		(.21)
Net Capital Gains¢	—		—		—		—		—		(.06)
Total Distributions to Preferred Shareholders	—		(.00)		(.01)		(.02)		(.02)		(.27)
Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)	—		—		.03		—		—		—
Total From Investment Operations Applicable to Common Shareholders	1.01		1.04		.33		1.55		.12		(9.59)
Less Distributions to Common Shareholders From:
Net Investment Income	(.12)		(.24)		(.24)		(.24)		(.14)		(.91)
Net Capital Gains	—		—		—		—		—		(.70)
Tax Return of Capital	—		—		—		—		(.46)		(1.52)
Total Distributions to Common Shareholders	(.12)		(.24)		(.24)		(.24)		(.60)		(3.13)
Accretive Effect of Common Share Tender Offers	—		.00		.00		.00		.01		—
Common Share Net Asset Value, End of Period	$6.07		$5.18		$4.38		$4.29		$2.98		$3.45
Common Share Market Value, End of Period	$5.40		$4.57		$3.88		$3.88		$2.61		$3.15
Total Return, Common Share Net Asset Value†	20.03	%**	24.97%		8.23%		54.41%		17.65%		(70.68)%
Total Return, Common Share Market Value†	21.03	%**	24.46%		6.01%		59.45%		12.86%		(70.89)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$338.7		$288.8		$257.2		$265.2		$194.0		$248.3
Preferred Shares Outstanding, End of Period (in millions)^^	$25.0		$25.0		$1.4		$75.2		$75.2		$139.7
Preferred Shares Liquidation Value Per Share^^	$25,000		$25,000		$25,000		$25,000		$25,000		$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	2.12	%*Ø	1.96	%Ø	2.40	%Ø	2.37	%Ø	3.18	%Ø	1.72%
Ratio of Net Expenses‡	2.12	%*Ø	1.86	%Ø	2.21	%Ø	2.09	%Ø	2.87	%Ø	1.40%‡‡
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ^^	3.87	%*	3.32%		4.42%		5.79%		8.34%		9.76%
Portfolio Turnover Rate	4	%**	22%		19%		27%		41%		37%¢¢
Asset Coverage Per Preferred Share, End of Period@	$363,779		$313,886		$4,536,869		$113,161		$89,510		$69,444
Loans Payable (in millions)	$80		$80		$100		$53		$25		$—
Asset Coverage Per $1,000 of Loans Payable@@	$5,547		$4,924		$3,586		$7,422		$11,770		$—

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc. (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,
2013	2012	2011	2010	2009	2008
2.12%	1.86%	2.21%	2.09%	2.87%	1.40%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on the Preferred Shares (AMPS prior to June 18, 2012)) from the Fund's total assets and dividing by the number of Preferred Shares/AMPS outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding loans payable and accumulated unpaid distributions on the Preferred Shares (AMPS prior to June 18, 2012) from the Fund's total assets and dividing by the outstanding loans payable balance.

††  Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to the Preferred Shares (AMPS prior to June 18, 2012) outstanding.

Ø  Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common shareholders were:

Six Months Ended April 30,	Year Ended October 31,
2013	2012	2011	2010	2009
.40%	.54%	.78%	.66%	.90%

¢  Calculated based on the average number of shares outstanding during each fiscal period.

¢¢  On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into the Fund pursuant to an Agreement and Plan of Reorganization approved by each of the Fund's and NRI's shareholders. Portfolio turnover excludes purchases and sales of securities by NRI as the acquired fund prior to merger date.

‡‡  Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the year ended October 31, 2008 would have been 1.36%.

^^  Prior to June 18, 2012, the Fund had AMPS outstanding. On September 26, 2012, the Fund issued 1,000 shares of Preferred Shares (see Note A-9 to Financial Statements).

ØØ  The annualized ratios of preferred share distributions on AMPS to average net assets applicable to common shareholders were:

Six Months Ended April 30,	Year Ended October 31,
2013	2012	2011	2010	2009	2008
—	.00%	.19%	.48%	1.03%	2.63%

*  Annualized.

**  Not Annualized.

Distribution Reinvestment Plan

Computershare Trust Company, N.A (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent

Computershare Trust Company N.A.
250 Royall Street
Canton, MA 02021

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
n Social Security number and account balances
n income and transaction history
n credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call 800.223.6448

This is not part of the Fund's shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.
How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
n open an account or provide account information
n seek advice about your investments or give us your income information
n give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
n sharing for affiliates' everyday business purposes — information about your creditworthiness
n affiliates from using your information to market to you
n sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
n Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
n Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. n Neuberger Berman doesn't jointly market.

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

I0209 06/13

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report.  There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2013

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2013